SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2001 (December 21, 2001)

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-26649	91-1671412
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia		20191
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code: (703) 390-5100

Nextel International, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On December 21, 2001, the registrant filed an amendment to its certificate of incorporation with the Delaware Secretary of State, changing its name from Nextel International, Inc. to NII Holdings, Inc.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)   Financial Statements of Business Acquired.

                        Not applicable.

                (b)   Pro Forma Financial Information.

                        Not applicable.

                (c)   Exhibits.

                        Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NII HOLDINGS, INC.

/s/ ROBERT J. GILKER By: Robert J. Gilker Vice President and General Counsel

Date:	December 21, 2001